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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 1, 2005
                Date of Report (date of earliest event reported)

                            Nanometrics Incorporated
               (Exact name of Registrant as specified in charter)

         California                        0-13470                94-2276314
(State or other jurisdiction of   (Commission File Number)   (I. R. S.  Employer
        incorporation)                                       Identification No.)

                 1550 Buckeye Drive, Milpitas, California 95035
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 435-9600

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01 - Entry into a Material Definitive Agreement.


         On March 1, 2005, the Compensation/Stock Option Committee of Nanometrics Incorporated approved an increase in the base salaries of officers who are expected to be named executive officers of the Company (as that term is defined by Item 402(a)(3) of Regulation S-K) for the fiscal year ending December 31, 2005. The base annual salaries for fiscal year 2005 have been changed as set forth in the table below.


John D. Heaton, Chief Executive Officer                                 From $349,999 to $367,498

Paul B. Nolan, Vice President and Chief Financial Officer               From $189,757 to $191,654

Roger Ingalls Jr., Vice President of Sales                              From $194,039 to $205,028



                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 7, 2005                            NANOMETRICS INCORPORATED

                                                 /s/ Paul B. Nolan
                                                 -------------------------------
                                                 Paul B. Nolan
                                                 Chief Financial Officer